Exhibit 10.4

AMENDMENT NO. 1 TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Amendment No. 1 to Membership Interest Purchase Agreement (this “Amendment”) dated as of May 26, 2015 amends the Membership Interest Purchase Agreement (the “MIPA”) dated as of April 2, 2015 by and between CGAS Properties, L.P., a Delaware limited partnership (“Seller”), and Utica Gas Services, L.L.C., an Oklahoma limited liability company (“Purchaser”). All capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the MIPA.

RECITALS

WHEREAS, the Other Member has agreed to acquire its pro rata share of the Entire Interest and the parties to the MIPA agreed to cooperate to facilitate simultaneous closings of the MIPA and the Other Agreement;

WHEREAS, the parties therefore desire to amend the MIPA to reflect a revision to the definition of the Closing Date and to clarify certain understandings with respect to the Closing.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the Parties to this Amendment do hereby agree as follows, intending to be legally bound:

Article I.

Amendments

1.	The definition of “Closing Date” in Exhibit A of the MIPA shall be amended and restated as follows:

“Closing Date” means June 10, 2015, on which date Purchaser shall acquire its Proportionate Share; provided, if the Other Member does not close on the purchase of its pro rata share of the Entire Interest on June 10, 2015, the Closing Date shall be such date as selected by Purchaser, not later than June 24, 2015 on which date Purchaser shall acquire the Entire Interest.

2.	If Purchaser does not close the purchase of its Proportionate Share or the Entire Interest, as applicable on the Closing Date, Purchaser shall have no further right, claim or interest in or to all or part of the Entire Interest so long as the Other Member consummates the sale of the Entire Interest as contemplated by the Other Agreement on or before July 31, 2015. Purchaser further acknowledges and agrees that Seller is entitled to consummate the sale of the Entire Interest to the Other Member as contemplated by the Other Agreement by July 31, 2015.

Article II

Miscellaneous

1.	Interpretation. This Amendment has been negotiated at arm’s length and between Persons sophisticated and knowledgeable in the matters dealt with in this Amendment. Each party has been represented by experienced and knowledgeable legal counsel. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Amendment against the party that has drafted it is not applicable and is waived. The provisions in this Amendment shall be interpreted in a reasonable manner to effect the purposes of the parties, this Amendment and the MIPA.

2.	Counterparts. This Amendment may be executed simultaneously in multiple counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Amendment by exchange of facsimile copies bearing a facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Amendment by such party. Such facsimile copies shall constitute enforceable original documents.

3.	Governing Law. The internal laws of the State of Delaware (irrespective of its choice of law principles) will govern the validity of this Amendment, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

4.	Severability. If any provision of this Amendment, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Amendment and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

5.	No Other Amendments or Modification. Except as expressly modified and amended by this Amendment, the MIPA shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the date first written above.

SELLER:

CGAS PROPERTIES, L.P.
EVCG GP, LLC, its general partner

By:	/s/Michael E. Mercer
Michael E. Mercer, President and
Chief Executive Officer

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the date first written above.

PURCHASER:
UTICA GAS SERVICES, L.L.C.

By:	Frank E. Billings
Frank E. Billings, Senior Vice President, Corporate Strategic Development